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EXHIBIT 10.50 (e)


                                    GUARANTY

                     (Atlantic Coast Airlines Trust No. N__)



                         dated as of September 30, 1997



                                       of



                          ATLANTIC COAST AIRLINES, INC.










                 One Canadair Regional Jet Series 200ER Aircraft





===================================================================================================================





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                                       ii

                                TABLE OF CONTENTS

                                                                                                          Page



1. Guarantee of Obligations.......................................................................................1
         (a) Guarantee............................................................................................1
         (b) Absolute Guarantee...................................................................................2
         (c) Guarantee of Payment and Performance.................................................................3
         (d) Waiver...............................................................................................3
         (e) Termination..........................................................................................3


2. Rights Limited to Guaranteed Parties...........................................................................4


3. Bankruptcy, etc................................................................................................4


4. Subrogation....................................................................................................4


5. Amendments and Other Actions...................................................................................4


6. Assignment.....................................................................................................4


7. Written Changes Only...........................................................................................5


8. Payments.......................................................................................................5


9. Representations, Warranties, and Covenants.....................................................................5
         (a) Organization.........................................................................................5
         (b) Authorization; Compliance............................................................................5
         (c) Approvals............................................................................................6
         (d) Validity of Guaranty.................................................................................6
         (e) Litigation...........................................................................................6
         (f) Financial Statements.................................................................................6
         (g) Tax Assessments......................................................................................6
         (h) Annual Reporting.....................................................................................6
         (i) ERISA................................................................................................6


10. Consent to Jurisdiction.......................................................................................7


11. Integration; Successors and Assigns...........................................................................7


12. Notices.......................................................................................................7


13. Governing Law.................................................................................................8


14. Costs and Expenses............................................................................................8


15. Performance...................................................................................................8

8


                                    GUARANTY
                     (Atlantic Coast Airlines Trust No. N__)


         This Guaranty (Atlantic Coast Airlines Trust No. N___) is issued as of September 30, 1997 by Atlantic Coast Airlines, Inc. (the "Guarantor"), a Delaware corporation, in favor of the parties listed in Schedule I hereto (the "Guaranteed Parties").

         The terms in this Guaranty have the same meanings and usage as in the Participation Agreement (Atlantic Coast Airlines Trust No. _______) (the "Participation Agreement"), dated as of the date of this Guaranty, among the Guaranteed Parties and Atlantic Coast Airlines (the "Lessee"), a California corporation.

         The Guarantor is the direct or indirect owner of all of the common stock of the Lessee.

         The Guaranteed Parties are unwilling to consummate the transactions contemplated by the Participation Agreement unless the Guarantor issues this Guaranty.

         The Guarantor therefore agrees as follows:


 .        1.       Guarantee of Obligations

         (a) Guarantee. The Guarantor acknowledges that it is fully aware of the terms and conditions of the Participation Agreement, the Lease (in the unexecuted form attached to the Participation Agreement), and the other Operative Agreements in effect on the date hereof (the "Guaranteed Documents"), and hereby irrevocably and unconditionally guarantees to the Guaranteed Parties, as primary obligor and not merely as surety, without offset or deduction, (1) the Lessee's payment of all its payment obligations under the Guaranteed Documents when due (including when due by virtue of the declaration of the Lease to be in default) (the "Financial Obligations"), and (2) the Lessee's performance of all its other obligations under the Guaranteed Documents (the "Nonfinancial Obligations") (the Financial Obligations and Nonfinancial Obligations being the "Obligations").

         If the Lessee fails to pay any Financial Obligation within the applicable grace period after it becomes due and payable, the Guarantor will pay all Financial Obligations then due and payable, upon first demand of any Guaranteed Party (such demand to be sent to the Lessee and the Guarantor; provided, that the failure to make any such demand shall not relieve the Guarantor of its obligations or liabilities hereunder and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Guaranteed Party against the Guarantor).

         If the Lessee fails to perform any Nonfinancial Obligation for any reason when it is required to be performed and any applicable grace period has expired, the Guarantor will cause such Nonfinancial Obligation to be performed within five Business Days following any Guaranteed Party's first demand (such demand to be sent to the Lessee and the Guarantor; provided, that the failure to make any such demand shall not relieve the Guarantor of its obligations or liabilities hereunder and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Guaranteed Party against the Guarantor).

         (b) Absolute Guarantee. The Guarantor's obligations under this Guaranty shall be absolute and unconditional, shall remain in full force and effect until irrevocable payment, performance, or observance in full of all of the Obligations, and shall not be affected by any action taken or not taken by any Guaranteed Party, by any lack of prior enforcement or retention of any rights against the Lessee or the Guarantor, by any illegality, unenforceability, or invalidity of the Obligations or the Guaranteed Documents, by any other guaranty or other obligations, or by any other circumstance or condition (whether or not the Guarantor or the Lessee shall have any knowledge or notice thereof), including: (1) any termination, amendment, modification, or other change in, or supplement to, any of the Guaranteed Documents or any other agreement, or to the Aircraft or any part thereof, or any assignment, mortgage, or transfer thereof, or any leasing or subleasing of the Aircraft, or any furnishing or acceptance of additional security, or release of any security, for the obligations of the Lessee under the Guaranteed Documents, or the failure of any security or any failure to perfect any interest in any collateral given by the Lessee under the Guaranteed Documents; (2) any failure, omission, or delay on the part of any Person to conform or comply with any term of any Guaranteed Document or any other agreement, including failure to give notice to the Guarantor of the occurrence of a Default; (3) any waiver of the payment, performance, or observance of any of the obligations, conditions, covenants, or agreements contained in any Guaranteed Document or any other agreement or any other waiver, consent, extension, indulgence, compromise, settlement, release, or other action or inaction under or in respect of any Guaranteed Document, or any exercise or nonexercise of any right or remedy under any Guaranteed Document or any obligation or liability of the Lessee or any Guaranteed Party, or any exercise or nonexercise of any right, remedy, power, or privilege under or in respect of any Guaranteed Document or any such obligation or liability; (4) any extension of time for payment or performance of any Obligation; (5) the exchange, modification, substitution, or surrender of any collateral; (6) any failure, omission, or delay on the part of any Guaranteed Party to enforce, assert, or exercise any right, power, or remedy conferred on it in connection with any Guaranteed Document, or any other action on the part of any Guaranteed Party;
(7) any voluntary or involuntary bankruptcy, insolvency, assignment for the benefit of creditors, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities, or similar proceeding with respect to the Lessee, the Guarantor, or any other Person or any of their respective properties or creditors, or the disaffirmance in whole or in part of any of the Guaranteed Documents in any such proceeding, or any action taken by any trustee or receiver or by any court in any such proceeding; (8) any limitation on the Lessee's liability or obligations (or the liabilities and obligations of any other Person) or any discharge, termination, cancellation, frustration, irregularity, invalidity, or unenforceability, in whole or in part, of any of the Guaranteed Documents or any other agreement; (9) any defect in the title, compliance with specifications, condition, design, operation, or fitness for use of the Aircraft, or any damage to or loss or destruction of the Aircraft, or any interruption or cessation of the use of the Aircraft for any reason (including any force majeure and any act of a governmental or military authority); (10) any merger or consolidation of the Lessee or the Guarantor into or with any other corporation, or any sale, lease, or other transfer of any of the assets of the Lessee or the Guarantor to any other Person or any change in the ownership of the Guarantor or in the control of any such owner; (11) to the extent permitted by law, any release or discharge, by operation of law, of the Guarantor from the performance or observance of any obligation, covenant, or agreement contained in this Guaranty; and (12) any other condition or circumstance which might otherwise constitute a legal or equitable discharge, release, or defense of a surety or guarantor, or which might otherwise limit recourse against the Guarantor, including any discharge, release, defense, or limitation arising out of any laws of the United States of America or any state thereof or any other governmental entity having authority thereover which would exempt, modify, or delay the due or punctual payment and performance of the obligations of the Guarantor hereunder (it being agreed that the obligations of the Guarantor hereunder shall not be discharged except by payment or performance). No failure or delay in exercising any right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of any Guaranteed Party under this Guaranty or the Guaranteed Documents.

         (c) Guarantee of Payment and Performance. This Guaranty is a guarantee of payment and performance and not merely of collection, and the Guarantor waives any right to require that any action against the Lessee or any other Person or any collateral or security be taken or exhausted before action is taken against the Guarantor. No Guaranteed Party shall be required (1) to file suit or to proceed to obtain or assert a claim against the Lessee for the Obligations, (2) to make any effort at collection of the Obligations from the Lessee, (3) to foreclose against or seek to realize upon any present or future security for the Obligations, (4) to file suit or to proceed to obtain or assert a claim for personal judgment against any other Person liable for the Obligations, or to make any effort at collecting the Obligations from any such other Person, or to exercise or assert any other right or remedy to which any Guaranteed Party is or becomes entitled in connection with the Obligations or any security or other guarantee therefor, or (5) to assert or to file any claim against the assets of the Lessee or any other guarantor or any other Person liable for the Obligations, or any part thereof, either before or as a condition to enforcing the Guarantor's liability under this Guaranty or to require the Guarantor to pay or perform the Obligations at any time thereafter.

         (d) Waiver. Except as otherwise expressly provided in this Guaranty or any other Operative Agreement, the Guarantor hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever with respect to this Guaranty or the Obligations, including (1) notice of acceptance of this Guaranty, notice of nonpayment or nonperformance of any of the Obligations, and notice of a Default; (2) any requirement to exhaust any remedies exercisable upon a default under any Guaranteed Document or other agreement; (3) any notice of any sale, transfer, or other disposition of any right or title to or interest in the Aircraft or any part thereof; and (4) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release, or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

         (e) Termination. The Guarantor's obligations under this ss. 1 shall terminate (subject to reinstatement under ss. 3 hereof) when the Obligations have been irrevocably paid and performed in full.


         2. Rights Limited to Guaranteed Parties. This Guaranty shall not create any right in any Person except the Guaranteed Parties (and their permitted successors and assigns), and shall not be construed in any respect to be a contract in whole or in part for the benefit of any other Person.


  If at any time all or any part of any payment or performance theretofore applied to any of the Obligations is or must be rescinded or returned for any reason whatsoever (including the bankruptcy, insolvency, or reorganization of the Lessee), such Obligations shall, for purposes of this Guaranty, to the extent rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Guaranteed Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations all as though such application by any Guaranteed Party had not been made. If an event permitting the declaration of default under a Guaranteed Document exists at any time, and such declaration of default is prevented by the pendency against Lessee or any other Person of a case or proceeding under a bankruptcy or insolvency law, then for purposes of this Guaranty and the Guarantor's obligations hereunder, such Guaranteed Document shall be deemed to have been declared in default with the same effect as if such Guaranteed Document had been enforceable in accordance with the terms thereof, and the Guarantor shall forthwith pay the amounts due hereunder as specified by any Guaranteed Party, any interest thereon, and any other amounts guaranteed hereunder, without further notice or demand.


         4. Subrogation. If the Guarantor makes a payment to a Guaranteed Party under this Guaranty, the Guarantor shall be subrogated to that Guaranteed Party's claims against the Lessee or any other Person relating to that payment. Any such subrogation right shall be subject and subordinate to the Guaranteed Parties' rights under the Guaranteed Documents. No payment or performance hereunder by the Guarantor shall give rise to any claim of the Guarantor against any of the Guaranteed Parties; provided, that this sentence shall not prevent the Guarantor from being subrogated to any claim available to the Lessee.


         5. Amendments and Other Actions. Any Guaranteed Party may, in its discretion, and without affecting the Guarantor's absolute and unconditional liability under this Guaranty, agree to amendments, modifications, or supplements to the Lease, the Indenture, the other Guaranteed Documents, or any other agreement, give or withhold consents, waivers, or approvals, and exercise or refrain from exercising rights under the Lease, the Indenture, the other Guaranteed Documents, or any other agreement.


         6. Assignment. Any Guaranteed Party may at any time sell, assign, transfer, or otherwise dispose of its interest in all or any part of this Guaranty, the Lease, the Indenture, the other Guaranteed Documents, or any other agreement and in the property and interests subject thereto and hereto, subject to any limitations and conditions thereon in any such Guaranteed Document or other agreement. To the extent of the interest acquired by it, any purchaser, assignee, transferee, or other party so acquiring any Guaranteed Party's interest shall have the same rights as such assigning Guaranteed Party hereby and shall be deemed and declared a "Guaranteed Party" hereunder. The Guarantor shall not assign any of its rights or obligations hereunder, including any claim arising by subrogation.


 . No amendment, waiver, or consent under the terms of this Guaranty shall be effective unless evidenced by an instrument in writing signed by the Guarantor and each Guaranteed Party.


 . All payments by the Guarantor hereunder shall be made in the United States in U.S. dollars and in immediately available funds, and otherwise as provided in the Guaranteed Documents pursuant to which the relevant Obligations are created. All payments hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any taxes, levies, fees, imposts, duties, expenses, commissions, withholdings, assessments, or other charges, together with all penalties, fines, additions to tax, and interest thereon (collectively, "Taxes") to the extent that any such Taxes would reduce the amount that the Guaranteed Party receiving the payment otherwise would have received had the Lessee made such payment. If any Taxes must be deducted or withheld from any payment hereunder, the Guarantor shall increase the amount paid so that the Guaranteed Party receiving the payment receives the full amount of the payment provided for in this Guaranty on an After-Tax Basis.


         9.       Representations,  Warranties,  and Covenants.  The Guarantor  hereby  represents,  warrants,  and covenants to the Guaranteed Parties as follows:

         (a) Organization. The Guarantor is a corporation duly organized and existing under the laws of Delaware, and has the power and authority to carry on its business as now conducted, to own or to hold under lease the properties it holds itself out as owning or leasing, and to enter into and perform its obligations under this Guaranty.

         (b) Authorization; Compliance. The Guarantor has the power and authority to issue this Guaranty. This Guaranty has been duly authorized by all necessary action on the Guarantor's part, and does not require any approval or other action of the shareholders of the Guarantor or approval or consent of any trustee or holders of any indebtedness or obligations of the Guarantor or of any other Person, except such as have been obtained, and the Guarantor has duly executed and delivered this Guaranty. The Guarantor's execution, delivery, and performance of this Guaranty are not inconsistent with the Guarantor's certificate of incorporation or by-laws, do not contravene any law, judgment, decree, governmental rule, regulation, or order applicable to or binding on the Guarantor, and do not contravene, result in any breach of, or constitute any default or result in the creation of any Lien under, any indenture, mortgage, security agreement, deed of trust, or other agreement or instrument to which the Guarantor is a party or by which the Guarantor or its properties are bound which reasonably may be expected to have a materially adverse effect on the Guarantor's financial condition or ability to perform its obligations under this Guaranty.

         (c) Approvals. Neither the Guarantor's execution and delivery of this Guaranty, nor the Guarantor's consummation of any of the transactions contemplated hereby, requires the consent or approval of, giving of notice (other than subsequent reporting requirements) to, registration with, or taking of any other action in respect of, any governmental authority or agency, except any which are in full force and effect.

         (d) Validity of Guaranty. This Guaranty has been duly entered into, executed, and delivered and constitutes a legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms. The Guarantor's obligations under this Guaranty rank, and until discharged in full will continue to rank, in right of payment and security, equally and ratably in all respects with all the Guarantor's present and future unsecured and unsubordinated indebtedness for borrowed money.

         (e) Litigation. There are no pending or, to the Guarantor's knowledge, threatened actions or proceedings before any court or administrative agency of the United States or any state thereof, which may be expected to have a materially adverse effect on the Guarantor's financial condition or ability to perform its obligations under this Guaranty.

         (f) Financial Statements. All financial statements of the Guarantor that the Guarantor or its agents delivered to any Guaranteed Party before the date of this Guaranty have been prepared in accordance with generally accepted accounting principles and are true and correct as of the date thereof. No materially adverse change has occurred in the Guarantor's financial condition since the latest date of such financial statements.

         (g) Tax Assessments. The Guarantor does not know of any proposed tax assessment against it and, in the Guarantor's opinion, all the Guarantor's tax liabilities are adequately provided for.

         (h) Annual Reporting. During the Term, the Guarantor shall furnish to each Guaranteed Party: (x) in such quantities as each Guaranteed Party reasonably requests, within 120 days after close of each fiscal year, an audited balance sheet and related statements of operations and changes in financial position of the Guarantor as of the end of such fiscal year, and (y) within the period set forth in clause (x) above, a certificate of the Guarantor signed on its behalf by the President or a financial officer stating that it has reviewed the activities of the Lessee and that, to the best of its knowledge, no Default exists (or if a Default exists, specifying the nature and period of existence thereof and the action that Lessee has taken or proposes to take with respect thereto).

         (i) ERISA. The Guarantor does not maintain or contribute to, and is not obligated to contribute to, any Plan.


         10. Consent to Jurisdiction. The Guarantor irrevocably agrees that any legal action or proceeding brought against the Guarantor with respect to this Guaranty may be brought and determined in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, and the Guarantor hereby irrevocably accepts with regard to any such action or proceeding, for itself and in respect of its properties, generally and unconditionally, the nonexclusive jurisdiction of those courts. The Guarantor hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense or counterclaim, or otherwise, in any such action or proceeding, any claim that it is not personally subject to the jurisdiction of the foregoing courts, that it or its property is exempt or immune from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise), and, to the extent permitted by law, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper, or that this Guaranty or the subject matter hereof may not be enforced in or by such courts, and further irrevocably waives, to the extent permitted by law, the benefit of any defense that would hinder or delay the levy, execution, or collection of any amount to which any Guaranteed Party is entitled pursuant to a final judgment of any court having jurisdiction (provided, that this sentence shall not waive any requirement of service of process). Nothing herein shall affect any Guaranteed Party's right to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction in which the Guarantor shall be subject to suit.


         11. Integration; Successors and Assigns. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Guarantor and the Guaranteed Parties, with respect to the subject matter hereof. This Guaranty shall bind the Guarantor's successors and assigns, and shall benefit, and be enforceable by, the Guaranteed Parties and their successors and assigns.


         12. Notices. All requests, demands, notices, and other communications hereunder shall be in writing (including telecopies), shall be in English, shall be effective on delivery, and shall be addressed as follows (or to such other address as any such person shall designate by notice to each other such person):

         if to the Guarantor:

                  Atlantic Coast Airlines, Inc.
                  515A Shaw Road
                  Dulles, VA 20166
                  Attention:  General Counsel
                  Fax:  (703) 925-6294
                  Tel:  (703) 925-6006

         if to any Guaranteed Party:

                  to its address set forth in the Participation Agreement.


 . This Guaranty is delivered in, and shall in all respects be governed by and construed in accordance with the laws of, the state of New York, U.S.A. (excluding any conflicts-of-laws rule that would apply the laws of any other jurisdiction).


 . The Guarantor agrees to pay to any Guaranteed Party any and all reasonable expenses (including reasonable legal fees and expenses) incurred by such Guaranteed Party in enforcing this Guaranty, together with any reasonable
expenses   (including   reasonable  legal  fees)  incurred  on  account  of  the
Guarantor's bankruptcy or insolvency.


 . The Guarantor's performance of any or all of the Obligations shall, for all purposes of the Guaranteed Documents, constitute performance by the Lessee of such Obligations.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty (Atlantic Coast Airlines Trust No. N___).


                                                     ATLANTIC COAST AIRLINES, INC.



                                                     By:      ___________________________


                                                     Title:   ___________________________

                                                                                                         Schedule I
                                                                                                        to Guaranty



                               Guaranteed Parties


State Street Bank and Trust  Company of  Connecticut,  National  Association,  individually  and as trustee  [Owner
Trustee and Lessor]

The First National Bank of Maryland,  individually  and as trustee  [Indenture  Trustee,  Pass-Through  Trustee and
Subordination Agent]


ING Bank N.V. [Liquidity Provider]

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